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                                                                    EXHIBIT 10.3

                              AMENDMENT NUMBER ONE
                                     TO THE
                      UNIVERSAL COMPRESSION HOLDINGS, INC.
                           INCENTIVE STOCK OPTION PLAN


         WHEREAS, Universal Compression Holdings, Inc., a Delaware corporation (the "Corporation"), previously adopted the Universal Compression Holdings, Inc. Incentive Stock Option Plan (the "Plan");

         WHEREAS, Section 17 of the Plan reserves to the Corporation the right to amend the Plan by action of its Board of Directors (the "Board"); and

         WHEREAS, the Corporation desires to amend the Plan in certain respects.

         NOW, THEREFORE, pursuant to the power of amendment reserved in Section 17 of the Plan, the Board amends the Plan as follows:

                                       1.

         Section 1 of the Plan is hereby amended, as of the date of adoption of this Amendment, to add "and non-employee directors and consultants" after "key executive employees" therein.

                                       2.

         The definition of the term "Participant" under Section 2 of the Plan is hereby amended in its entirety, as of the date of adoption of this Amendment, to provide as follows:

                  "Participant" means a key employee, non-employee director or consultant of the Corporation or a Subsidiary who is selected to participate in the Plan in accordance with Section 4.

                                       3.

         The definition of the term "Subsidiary" under Section 2 of the Plan is hereby amended, as of the date of adoption of this Amendment, to add the following new sentence to the end thereof:

         Notwithstanding the foregoing, for purposes of applying Section 422 of the Code to Options intended by the Administrator to be Incentive Stock Options, "Subsidiary" means a corporation that is a subsidiary corporation (within the meaning of Section 424(f) of the Code) of the Corporation.

                                       4.

         Section 4 of the Plan is hereby amended in its entirety, as of the date of adoption of this Amendment, to provide as follows:

                  4. Participation. Participants in the Plan shall be limited to those key employees, non-employee directors and consultants of the Corporation and its Subsidiaries who have been notified in writing by the Administrator that they have been selected to participate in the Plan. Only Participants who are key employees of the


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Corporation or a Subsidiary shall be eligible for the grant of Incentive Stock
Options under the Plan.

                                       5.

         Sections 6 of the Plan is hereby amended in its entirety, as of the date of adoption of this Amendment, to provide as follows:

                  6. Maximum Shares Available. The maximum aggregate number of shares available to be granted under the Plan is 257,572 shares of Common Stock, and such shares shall be reserved for Options granted under the Plan (subject to adjustment as provided in Section 10(h)).

                                       6.

         Section 10(h) of the Plan is hereby amended in its entirety, as of the date of adoption of this Amendment, to provide as follows:

                  (h) Adjustments. The aggregate number and/or class of shares which may be available for the grant of Options and the number, class of and/or option price of shares subject to outstanding Options shall be adjusted by the Administrator to reflect a change in the capitalization of the Corporation resulting from a stock dividend or split, and may be adjusted by the Administrator to reflect a change in the capitalization of the Corporation resulting from a merger, consolidation, acquisition, separation (including a spin-off or spin-out), reorganization or liquidation; provided that the number of shares subject to any Option shall always be a whole number. Notwithstanding the foregoing, the issuance by the Corporation of shares of any class or securities convertible into shares of any class, for cash or property, or for labor or services, either upon direct sale or upon exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Corporation convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the shares authorized for issuance under Section 4 or the shares subject to outstanding Options.

         IN WITNESS WHEREOF, the undersigned authorized officer of the Corporation certifies that the Board adopted this Amendment Number One on April 20, 2000.


                                          /s/ Ernie L. Danner
                                          --------------------------------------
                                          Name: Ernie L. Danner
                                                --------------------------------
                                          Title: Executive Vice President
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